SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 27, 2001


                              NORTH VALLEY BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                     0-10652                94-2751350
          ----------                     -------                ----------
(State or other jurisdiction of       (File Number)          (I.R.S. Employer
        incorporation)                                    identification number)




                    300 Park Marina Circle, Redding, CA 96001
                    -----------------------------------------
              (Address of principal executive offices and zip code)



                                 (530) 226-2900
                                 --------------
              (Registrant's telephone number, including area code)

         Item 5:  Other Events

         On August 27, 2001, the Registrant issued a Press Release which reported the authorization by the Board of Directors of a third common stock repurchase program calling for the repurchase of up to 5% of the Registrant's outstanding shares, or approximately 250,000 shares, based on approximately 5,000,000 shares outstanding as of this date.

         Item 7:  Financial Statements and Exhibits

                  (c)      Exhibits

              (99.31)      News Release of North Valley Bancorp dated August 27,
                           2001.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTH VALLEY BANCORP


                                       By: /s/ EDWARD J. CZAJKA
                                           -----------------------------
                                           Edward J. Czajka
                                           Executive Vice President &
Dated:  August 28, 2001                    Chief Financial Officer



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